UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2016, Broadridge Financial Solutions, Inc., a Delaware corporation (“Broadridge” or the “Company”), and its wholly-owned subsidiaries, Broadridge Output Solutions, Inc., a Delaware corporation (“Output”), and Broadridge Investor Communications Corporation, a ULC organized under the laws of Canada (“Broadridge Canada,” and together with, Output, the “Purchasers”), entered into a purchase agreement (the “Agreement”) to acquire from (A) DST Systems, Inc., a Delaware corporation (“DST”), all of the equity interests (the “U.S. Interests”) of DST Output, LLC, a Delaware limited liability company (“U.S. Target”), and (B) DST Canada Holdings, Inc., a Canadian corporation (“DST Canada” and together with DST, the “Sellers”), all of the outstanding equity interests of DST Output Canada, ULC, a ULC organized under the laws of Canada (“Canadian Target” and together with U.S. Target, the “Targets”). The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, the Purchasers shall acquire from the Sellers all of the outstanding equity interests of the Targets (the “Acquisition”).
Under the Agreement, the purchase price payable in cash by the Purchasers (the “Purchase Price”) is $410 million, payable on the closing of the Transaction, subject to certain adjustments. The Company is the guarantor of the obligations of Output and Broadridge Canada under the Agreement, including payment of the Purchase Price.
The Agreement has been approved by the boards of directors of Broadridge and DST, and the transaction is expected to close in July 2016, subject to the satisfaction of customary closing conditions. A copy of the Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 14, 2016, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 14, 2016, Broadridge hosted a conference call and webcast to discuss the Acquisition. The slide presentation posted to Broadridge’s website at www.broadridge-ir.com in connection with the conference call is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

2.1
Purchase Agreement, dated June 14, 2016, by and among DST Systems, Inc., DST Canada Holdings, Inc., DST Output, LLC, DST Output Canada, ULC, Broadridge Output Solutions, Inc., Broadridge Investor Communications Corporation, and Broadridge Financial Solutions, Inc. (1)

99.1	Broadridge Financial Solutions, Inc. Press Release dated June 14, 2016.

99.2	Broadridge Financial Solutions, Inc. Presentation dated June 14, 2016.

(1) Schedules to the Purchase Agreement filed as Exhibit 2.1 have been omitted pursuant to Item 6.01(b)(2)
of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any omitted schedules upon request of the Securities and Exchange Commission.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 14, 2016

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ James M. Young Name: James M. Young Title: Vice President and Chief Financial Officer